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Exhibit 10(d)

LIMITED WAIVER

    THIS LIMITED WAIVER, dated as of October 22, 2001 (this "Waiver"), is entered into among K2, INC., a Delaware corporation, formerly known as Anthony Industries, Inc. (the "Company"), PRINCIPAL LIFE INSURANCE COMPANY ("Principal"), MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY ("MassMutual"), LIFE INVESTORS INSURANCE COMPANY OF AMERICA ("Life"), and MONUMENTAL LIFE INSURANCE COMPANY("Monumental" and together with Principal, MassMutual, and Life, each a "Holder" and collectively, the "Holders"), in light of the following:

    WHEREAS, pursuant to those separate Note Agreements, each dated as of October 15, 1992, as amended by that certain First Amendment, dated as of May 1, 1996 and that certain Second Amendment to Note Agreements, dated as of December 1, 1999 (as so amended, collectively, the "Note Agreements"), the Company issued $40,000,000 in aggregate principal amount of its 8.39% Senior Notes due November 30, 2004 (the "1992 Senior Notes");

    WHEREAS, the Holders presently hold all of the 1992 Senior Notes that remain outstanding;

    WHEREAS, the Company has advised the Holders that it has failed to maintain the minimum ratio of Cash Flow Available for Fixed Charges to Fixed Charges for the fiscal quarter ending September 30, 2001 required pursuant to Section 5.8 of the Note Agreements, such failure being an Event of Default under Section 6.1(d) of the Note Agreements (such Event of Default, the "Designated Event of Default");

    WHEREAS, the Company has requested that the Holders waive the Designated Event of Default and, subject to the satisfaction of the conditions set forth herein, the Holders have agreed to waive the Designated Event of Default.

    NOW THEREFORE, in consideration of the above premises and the mutual covenants, conditions, and provisions hereinafter set forth, the parties hereto agree as follows:

    1.  Definitions; Construction.  Terms defined in the Note Agreements and not otherwise defined herein are used herein as therein defined. Unless the context of this Waiver clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or".

    2.  Waiver of Designated Event of Default.  Subject to the satisfaction of the conditions set forth in Section 3, the Holders hereby waive the Designated Event of Default as of September 30, 2001; provided that the ratio of Consolidated Net Income Available for Fixed Charges to Fixed Charges shall have been not less than 1.00 to 1.00 as of such date. The waiver granted herein shall expire on November 15, 2001; provided, however, that this waiver shall terminate immediately upon (a) the occurrence of any Event of Default under and as defined in the other senior note agreement and the bank credit agreements that is not waived pursuant to a waiver referred to in Paragraph 3(d) below, or the termination of any such waiver, (b) a breach of any of the terms of this letter, or (c) the occurrence of any other Default or Event of Default under the Note Agreements.

    3.  Conditions Precedent to Waiver.  The satisfaction of each of the following, unless waived by all of the Holders, in their sole discretion, shall constitute conditions precedent to the effectiveness of this Waiver:

      (a) Holders representing 66 2/3% of the 1992 Senior Notes outstanding and the Company shall have delivered an executed counterpart of this Waiver;

      (b) No Event of Default (other than the Designated Event of Default) shall have occurred and be continuing;

      (c) The Holders shall have received the Consent of Subsidiary Guarantors attached hereto as Exhibit A, duly executed by each Subsidiary Guarantor; and

      (d) Waivers which are in substance substantially similar to this Waiver shall have been executed by the requisite percentage of the holders of Indebtedness under the Company's bank credit agreement(s) and the Note Purchase Agreement dated December 1, 1999.

    4.  No Further Waiver.  Except with respect to the specific waiver set forth in Section 2 hereof, (a) the Note Agreements and the 1992 Senior Notes shall remain in full force and effect and are hereby ratified and confirmed in all respects, and (b) the execution, delivery, and performance of this Waiver shall not operate as a waiver of (other than as provided herein) or as an amendment of any right, power, or remedy of the Holders under the Note Agreements or the 1992 Senior Notes as in effect prior to the date hereof, including any Default or Event of Default which may exist under Section 5.8 of the Note Agreements following the termination or expiration of the waiver granted hereby all of which rights are hereby expressly reserved by the Holders of the 1992 Senior Notes.

    5.  Governing Law and Venue.  THE VALIDITY OF THIS WAIVER, ITS CONSTRUCTION, INTERPRETATION AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS WAIVER SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK OR, AT THE SOLE OPTION OF THE HOLDERS, IN ANY OTHER COURT IN WHICH LENDERS SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH OF THE PARTIES HERETO WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION. THE PARTIES HERETO HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS WAIVER OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF THE PARTIES HERETO REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS WAIVER MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

    6.  Counterparts: Telefacsimile Execution; Effectiveness.  This Waiver may be executed in any number of counterparts, each of which, when so executed and delivered, shall be deemed an original. All of such counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of this Waiver by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Waiver.

    7.  Interpretation.  The Section headings used in this Waiver are for convenience of reference only and shall not affect the construction hereof.

    8.  Severability.  If any provision of this Waiver shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

    9.  No Course of Dealing.  The execution and delivery of this Waiver shall not establish a course of dealing among the Holders and the Company or in any other way obligate the Holders to hereafter provide any further waivers of any kind to the Company.

    10.  Entire Agreement.  This Waiver together with all other instruments, agreements, and certificates executed by the parties in connection herewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings, and inducements, whether express or implied, oral or written.

    11.  Representations and Warranties.  The Company represents and warrants that as of the date hereof and as of the date of execution and delivery hereof and after giving effect hereto (and the similar waivers referred to in paragraph 3(d) hereof) no Default or Event of Default exists under the Note Agreements. In addition, the Company represents and warrants that in connection with the solicitation of waivers or amendments pursuant to the other agreements pursuant to which Indebtedness of the Company is outstanding and relating to the subject matter of this Waiver or any other amendment or modification required under any such agreement, except as disclosed in the waiver dated October 17, 2001 relating to the Company's bank credit agreement a copy of which has been furnished to you, the Company has paid no fees or other consideration (other than routine fees of counsel for such lenders) in connection with the review an/or execution and delivery of any such waiver or amendment.

[Signature page to follow.]

    IN WITNESS WHEREOF, the parties have caused this Waiver to be executed and delivered as of the date first above written.

K2, INC.
By:
Name:
Title:
PRINCIPAL LIFE INSURANCE COMPANY
By:	Principal Capital Management, LLC, a Delaware limited liability company, its authorized signatory
By:
Name:
Title:
By:
Name:
Title:
MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY by David L. Babson and Company Incorporated, as Investment Advisor
By:
Name:
Title:

S–1

[Signature Page to K2 Waiver]

LIFE INVESTORS INSURANCE COMPANY OF AMERICA
By:
Name:
Title:
MONUMENTAL LIFE INSURANCE COMPANY
By:
Name:
Title:

S–2

[Signature Page to K2 Waiver]

S–3

EXHIBIT A

CONSENT OF SUBSIDIARY GUARANTORS

The undersigned Subsidiary Guarantors, as party to the Guaranty Agreement dated as of December 1, 1999 (the "Guaranty Agreement"), hereby consent to the foregoing waiver dated as of even date herewith to Note Agreements to which this consent is attached and confirm that the Guaranty Agreement remains in full force and effect after giving effect thereto and represent and warrant that there is no defense, counterclaim or offset of any type or nature under the Guaranty Agreement.

                      Subsidiary Guarantors:
                      SHAKESPEARE COMPANY
                      SITCA CORPORATION
                      K2 CORPORATION
                      KATIN, INC.
                      PLANET EARTH SKATEBOARDS, INC.
                      K-2 INTERNATIONAL, INC.
                      MORROW SNOWBOARDS INC.
                      SMCA, INC.
                      STEARNS INC.
                      K2 BIKE INC.
                      RIDE, INC.

By:
Name:
Title:

QuickLinks

  Exhibit 10(d)
LIMITED WAIVER
EXHIBIT A